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                                                                    EXHIBIT 10.2

                            FORM OF VOTING AGREEMENT

                         MICROCIDE PHARMACEUTICALS, INC.

                                VOTING AGREEMENT

      THIS VOTING AGREEMENT (the "Agreement") is made and entered into as of this 24th day of October, 2001, by and between MICROCIDE PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and _________________ (the "Investor").

                                   WITNESSETH

      WHEREAS, the Investor is purchasing shares of the Company's Series B Convertible Redeemable Preferred Stock (the "Preferred Stock"), pursuant to that certain Subscription Agreement (the "Subscription Agreement") of even date herewith (the "Financing"); and

      WHEREAS, in connection with the consummation of the Financing, the Investor has agreed to provide the Company with a limited irrevocable proxy for the future voting of their Investor Shares.

      NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.    VOTING.

      1.1   Investor Shares.

      (a) The Investor agrees to hold all shares of Preferred Stock registered in its name or beneficially owned by it as of the date hereof (hereinafter collectively referred to as the "Investor Shares") subject to the provisions of this Agreement.

      (b) The Investor represents and warrants that he, she or it is the beneficial owner of the number and type of Investor Shares set forth on the signature page hereto as of the date hereof, does not beneficially own any other shares of capital stock of the Company and has full power and authority to make, enter into and carry out the terms of this Agreement and to grant the proxy described herein.

      1.2   Proxy.

      (a) The Investor hereby irrevocably constitutes and appoints the Chairman of the Board of Directors of the Company (in his or her capacity as such on behalf of the Company) such Investor's sole and exclusive, true and lawful proxy, attorney-in-fact and agent, with full power of substitution

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            and resubstitution for such person and in such person's name, to vote all of the Investor Shares at every meeting of the stockholders of the Company, or by written consent without a meeting, for the sole purpose of voting the Investor Shares in the following manner:

            (i) to vote "for" the election of directors of the Company any person nominated by the Board of Directors other than those persons to be elected to the Board of Directors by the holders of the Preferred Stock as a separate class pursuant to Section 12(c)(1) of the Certificate of Designations for the Preferred Stock (the "Certificate of Designations");

            (ii) not to vote "for" the election of a director of the Company any person that has not been nominated by the Board of Directors other than those persons to be elected to the Board of Directors by the holders of the Preferred Stock as a separate class pursuant to Section 12(c)(1) of the Certificate of Designations; or

            (iii) to vote "for" any proposal to remove as a director of the
                  Company any director (other than those directors elected to the Board of Directors by the holders of Preferred Stock as a separate class pursuant to Section 12(c)(1) of the Certificate of Designations), provided, that such proposal has been made, sponsored and submitted by, or at the direction of, the Board of Directors.

      (b) The Investor retains all other voting rights with respect to the Investor Shares except as set forth in Section 1.2(a).

      (c) The proxy and power of attorney granted herein is irrevocable and coupled with an interest. The Investor agrees not to take any actions contrary to the proxy granted herein or any other term or provision of this Agreement. The Investor agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of the Company, to carry out the intent of this Agreement.

      1.3 Successors. The provisions of this Agreement shall be binding upon the successors in interest to, and to any transferee of, any of the shares of Preferred Stock. The Investor shall not sell, exchange, transfer, pledge or otherwise dispose, and the Company shall not permit the sale, exchange, transfer, pledge or other disposition, of any of the shares of Preferred Stock unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were the Investor. Until the delivery by a transferee of such a written agreement, the Company shall not be obligated to transfer such shares of Preferred Stock on its books and records, nor shall the Company be required to issue any new certificates representing such shares.

      1.4 Other Rights. Except as provided by this Agreement or any other agreement entered into in connection with the Financing, the Investor

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            shall exercise the full rights of a holder of capital stock of the
            Company with respect to the Investor Shares.

2. TERMINATION. This Agreement shall continue in full force and effect from the date hereof through earlier of: (a) ten years from the date hereof and (b) the date on which the Investor no longer holds any shares of Preferred Stock.

3.    MISCELLANEOUS.

      3.1 Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

      3.2 Governing Law. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Delaware as such laws apply to agreements among Delaware residents made and to be performed entirely within the State of Delaware.

      3.3 Amendment or Waiver. This Agreement may be amended (or provisions of this Agreement waived) only by an instrument in writing signed by the Company and the Investor. Any amendment or waiver so effected shall be binding upon the Company, each of the parties hereto and any assignee of any such party.

      3.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      3.5 Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

      3.6 Additional Shares. In the event that subsequent to the date of this Agreement any shares or other securities are issued on, or in exchange for, any of the Investor Shares by reason of any stock dividend, stock

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            split, combination of shares, reclassification or the like, such shares or securities shall be deemed to be included in the definition of Investor Shares for purposes of this Agreement.

      3.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

      3.8 Waiver. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

      3.9 Attorney's Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

      3.10 Notices. Any notices required in connection with this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written notification of receipt. All notices shall be addressed to the holder appearing on the books of the Company or at such address as such party may designate by ten (10) days advance written notice to the other parties hereto.

      3.11 Entire Agreement. This Agreement, along with the Subscription Agreement and each of the Annexes thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.

      COMPANY:                            INVESTOR:

      MICROCIDE PHARMACEUTICALS, INC.
                                          --------------------------------------
                                          NAME OF INVESTOR



      By:                                 By:
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      Name:                               Name:
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      Title:                              Title:
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                                          Number of Shares:
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                                          Type of Shares:
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